UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
 Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 25, 2006 (April 24, 2006)


                     Conversion Services International, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                        0-32623                20-0101495
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(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


                100 Eagle Rock Avenue
              East Hanover, New Jersey                           07936
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     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (973) 560-9400


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

      On April 24, 2006, Conversion Services International, Inc. (the "Company") received a letter from the American Stock Exchange ("AMEX"), notifying it that based upon the filing of the Company's Form 10-KSB for the fiscal year ended December 31, 2005 on April 20, 2006, the Company has resolved the continued listing deficiency, which was previously disclosed in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 21, 2006.

      This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 25, 2006                  CONVERSION SERVICES INTERNATIONAL, INC.


                                By: /s/ Scott Newman
                                    --------------------------
                                    Name:  Scott Newman
                                    Title: President and Chief Executive Officer